NSAR ITEM 77O.5

                           VKAC Aggressive Growth Fund
                               10f-3 Transactions

  UNDERWRITING #                UNDERWRITING                  PURCHASED FROM

         1            Peritus Software Services, Inc.     Montgomery Securities
         2                     Monarch Dental               Hambrecht & Quist
         3           Friede Goldman International Inc.       Jefferies & Co.
         4                   Galileo Technology                 Alex Brown
         5                   Galileo Technology                Furman Selz
         6                       QAD, Inc.                     Smith Barney
         7                  The Children's Place          Montgomery Securities
         8                  J.D. Edwards and Co.           Robertson, Stephens
         9             Allied Waste Industries, Inc.          Goldman Sachs
        10                    UTI Energy Corp.            Prudential Securities
        11              U.S.A. Floral Products, Inc.       Robertson, Stephens
        12              Concord Communications, Inc.      Montgomery Securities
        13              Concord Communications, Inc.       Robertson, Stephens
        14              Concord Communications, Inc.        Wessels, Arnold &
                                                                Henderson
        15                  Jones Apparel Group               Merrill Lynch
        16            American Disposal Services, Inc.      Oppenheimer & Co.
        17                       Dril-Quip                 Donaldson, Lufkin &
                                                                 Jenrette
        18                       AmeriPath                 Donaldson, Lufkin &
                                                                 Jenrette
        19                    Grey Wolf, Inc.                  First Boston
        20             IRI International Corporation         Lehman Brothers


UNDERWRITING #   AMOUNT OF SHARES  % OF UNDERWRITING   DATE OF PURCHASE
                       PURCHASED
         1                19,000             0.543%          07/01/97
         2                 7,800             0.284%          07/18/97
         3                59,900             1.284%          07/21/97
         4                18,000             0.655%          07/29/97
         5                   100             0.004%          07/29/97
         6                78,700             1.369%          08/05/97
         7                 5,000             0.125%          09/18/97
         8                36,000             0.228%          09/23/97
         9                10,000             0.062%          09/24/97
        10                20,000             0.338%          09/30/97
        11                13,150             0.263%          10/09/97
        12                23,700             0.817%          10/15/97
        13                 5,000             0.172%          10/15/97
        14                 1,000             0.034%          10/15/97

        15                 5,000             0.111%          10/16/97
        16                35,000             0.583%          10/22/97
        17                 6,500             0.130%          10/22/97

        18                25,000             0.446%          10/22/97

        19               125,000             0.500%          10/29/97
        20                75,000             0.625%          11/13/97



Other Firms participating in Underwriting:

Underwriting for #1

Montgomery Securities
Wessels, Arnold & Henderson LLC
H.C. Wainwright & Co., Inc.
Alex, Brown & Sons Incorporated
Cowen & Co.
Donaldson, Lufkin & Jenrette Securities Corporation
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Incorporated
Oppenheimer & Co., Inc.
Punk, Ziegel & Knoell, L.P.
Adams, Harkness, & Hill, Inc.
Cruttenden Roth Incorporated
First Albany Corporation
Furman Selz LLC
Hampshire Securities Corporation
Hanifen, Imhoff Inc.

Underwriting for #2

Hambrecht & Quist LLC
Montgomery Securities
Salomon Brothers Inc.
Bear Stearns & Co. Inc.
Alex, Brown & Sons Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Morgan Stanley & Co., Incorporated
Piper Jaffray Inc.
Prudential Securities Incorporated
Robertson, Stephens & Company LLC
Charles Schwab & Co., Inc.
Smith Barney Inc.
Allen & Company Incorporated
Robert W. Baird & Co. Incorporated
J.C. Bradford & Co.
Cleary Gull Reiland & McDevitt Inc.

Underwriting for #2 (con't)

Equitable Securities Corporation
EVEREN Securities, Inc.
First Southwest Company
Fox-Pitt, Kelton Inc.
Mesirow Financial Inc.
Pacific Growth Equities, Inc.
The Robinson-Humphrey Company, Inc.

Underwriting for #3

Bear, Stearns & Co., Inc.
Johnson Rice & Company LLC
Alex, Brown & Sons Incorporated
Credit Lyonnaise Securities Inc.
Credit Suisse First Boston Corporation
Deutsche Morgan Grenfell Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
A.G. Edwards & Sons, Inc.
Goldman Sachs & Co.
Lazard Freres & Co. LLC
Lehman Brothers Inc.
Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
Oppenheimer & Co., Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Brothers Inc.
Schroder Wertheim & Co. Incorporated
Smith Barney Inc.
Fahnestock & Co., Inc.
First Albany Corporation
First of Michigan Corporation
Legg Mason Wood Walker Inc.
Morgan Keegan & Company, Inc.
Petrie Parkman & Co.
Rauscher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, Inc.

Underwriting for #4 & 5

Morgan Stanley & Co., Inc
Lehman Brothers Inc.
Merrill Lynch, Inc.
J.P. Morgan Securities Inc.
SBC Warburg Inc.
ABN AMRO Chicago Corporation
Advest, Inc.
Bear, Stearns & Co. Inc.
Charsworth Securities LLC
Dominick & Dominick, Inc.
A.G. Edwards & Sons, Inc.
EVEREN Securities, Inc.
First of Michigan Corporation
Furman Selz LLC
Goldman, Sachs & Co.
Guzman & Company
Janney Montgomery Scott Inc.
Edward D. Jones & Co.
Lazard Freres & Co. LLC
Legg Mason Wood Walker, Inc.
McDonald & Company Securities, Inc.
Needham & Company, Inc.
Nesbitt Burns Securities Inc.
Ormes Capital Markets, Inc.
Paribas Corporation
Ragen MacKenzie Incorporated
Rauscher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
RBC Dominion Securities Inc.
Robertson, Stephens & Company LLC
The Robinson-Humphrey Company Inc.
Scott & Stringfellow, Inc.
Societe Generale Securities Corporation
Sutro & Co. Incorporated
Wheat, First Securities, Inc.


Underwriting for #6

Smith Barney Inc.
Cowen & Company
Robertson, Stephens & Company LLC
Dakin Securities Corporation
Deutsche Morgan Grenfell Inc.
Houlihan, Lokey, Howard & Zukin Capital, LP
Lehman Brothers, Inc.
Merrill Lynch Inc.
Montgomery Securities
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Inc.
Needham & Company, Inc.
Pacific Growth Equities, Inc.
Punk, Ziegel & Company, L.P.
The Robinson-Humphrey Company, Inc.
Salomon Brothers Inc.
SoundView Financial Group, Inc.
Unterberg Harris
Wessels, Arnold & Henderson, LLC

Underwriting for #7

Montgomery Securities
Donaldson, Lufkin & Jenrette Securities Corporation
Smith Barney, Inc.
Legg Mason Wood Walker, Inc.
Bear, Stearns & Co., Inc.
William Blair & Company, LLC
BT Alex, Brown Incorporated
Deutsche Morgan Grenfell Inc.
SBC Warburg Dillon Read Inc.
A.G. Edwards & Sons, Inc.
Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
Oppenheimer & Co., Inc.
PaineWebber Incorporated
Dain Bosworth Inc.

Underwriting for #7 (con't)

Needham & Company, Inc.
Stephens Inc.
Cruttenden Roth Incorporated
Fahnestock & Co., Inc.
Gerard Klauer Mattison & Co., LLC
Hampshire Securities Corporation
Ladenburg, Thalmann & Co., Inc.
H.C. Wainwright & Co., Inc.

Underwriting for #8

Morgan Stanley & Co. Incorporated
Deutsche Morgan Grenfell Inc.
Robertson, Stephens & Company LLC
William Blair & Company, LLC
Cowen & Company
Dain Bosworth Incorporated
A.G. Edwards & Sons, Inc.
Furman Selz LLC
Goldman, Sachs & Co.
Hanifen, Imhoff Inc.
Merrill Lynch, Inc.
Montgomery Securities
Piper Jaffray Inc.
Soundview Financial Group Inc.
UBS Securities LLC

Underwriting for #9

Goldman, Sachs & Co.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
Robert W. Baird & Co. Inc.
Bear, Stearns & Co., Inc.
Deutsche Morgan Grenfell Inc.
First Analysis Securities Corporation

Underwriting for #9 (con't)

Gruntal & Co. Inc.
Edward D. Jones & Co.
Oppenheimer & Co., Inc.
Raymond James & Associates, Inc.
Salomon Brothers Inc.
Smith Barney Inc.
Wasserstein Perella Securities Inc.

Underwriting for #10

Prudential Securities Incorporated
Lehman Brothers Inc.
Rauscher Pierce Refsnes, Inc.
Simmons & company International
Bear, Stearns & Co., Inc.
BT Alex Brown Incorporated
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Howard, Weil, Labouisse, Friedrichs Incorporated
Jefferies & Company, Inc.
Lazard Freres & Co. LLC
Merrill Lynch Inc.
JP Morgan Securities Inc.
Morgan Stanley & Co. Inc.
Oppenheimer & Co., Inc.
PaineWebber Incorporated
Salomon Brothers Inc.
SBC Warburg Dillon Read Inc.
Schroder & Co., Inc.
Smith Barney Inc.
Advest, Inc.
Crowell, Weedon & Co.
Janney Montgomery Scott Inc.
McDonald & Company Securities, Inc.
Morgan Keegan & Company, Inc.
Petrie Parkman & Co.
Principal Financial Securities, Inc.

Underwriting for # 10 (con't)

Sutro & Co., Incorporated
Tucker Anthony Incorporated
George K. Baum & Company
Brean Murray & Co., Inc.
First Southwest Company
Hoak Breedlove Wesneski & Co.
Johnson Rice & Company LLC
Pennsylvania Merchant Group Ltd.
Southcoast Capital Corporation

Underwriting for #11

Morgan Stanley & Co., Inc.
BancAmerica Robertson Stephens
Smith Barney Inc.
Advest, Inc.
J.C. Bradford & Co.
Blackford Securities Corp.
BT Alex, Brown Incorporated
Friedman, Billings, Ramsey & Co., Inc.
Furman Selz LLC
Janney Montgomery Scott Inc.
Edward D. Jones & Co., LP
Oppenheimer & Co., Inc.
Sands Brothers & Co., Ltd.

Underwriting for #12, 13 & 14

NationsBanc Montgomery Securities, Inc.
BancAmerica Robertson Stephens
Wessels, Arnold & Henderson, LLC
BT Alex, Brown Inc.
Bear, Stearns & Co., Inc.
Cowne & Company
Credit Suisse First Boston Corp.
Hambrecht & Quist LLC
Morgan Stanley & Co. Incorporated
Prudential Securities Inc.

Underwriting for #12, 13 & 14 (con't)

Adams, Harkness & Hill Inc.
Cruttenden Roth Incorporated
First Albany Corporation
Hampshire Securities Corp.
Soundview Financial Group
Tucker Anthony Incorporated
Volpe Brown Whelan & Company, LLC
H.C. Wainwright & Co., Inc.

Underwriting for #15

Merrill Lynch, Inc.
Bear, Stearns & Co., Inc.
Goldman, Sachs & Co.
BancAmerica Robertson Stephens
Donaldson, Lufkin & Jenrette Securities Corp.
Lazard Freres & Co., LLC
J.P. Morgan Securities Inc.
Morgan Stanley & Co., Incorporated
Oppenheimer & Co., Inc.
SBC Warburg Dillon Read Inc.
The Buckingham Research Group Incorporated
Black & Company, Inc.
Morgan Keegan & Company, Inc.
Rodman & Reshaw, Inc.
Tucker Anthony Incorporated

Underwriting for #16

Oppenheimer & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
Credit Suisse First Boston Corporation
BT Alex, Brown Incorporated
Cowen & Company
Deutsche Morgan Grenfell Inc.
A.G. Edwards & Sons, Inc.
Goldman, Sachs & Co.
Lazard Freres & Co., LLC

Underwriting for #16 (con't)

Lehamn Brothers Inc.
Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
PaineWebber Incorporated
Prudential Securities Inc.
SBC Warburg Dillon Read Inc.
Schroder & Co., Inc.
Smith Barney Inc.
First Analysis Securities Corporation
GS2 Securities, Inc.
Pacific Growth Equities, Inc.
Robert W. Baird & Co., Inc.
William Blair & Company, LLC
J.C. Bradford & Co.
Crowell, Weedon & Co.
Fahnestock & Co., Inc.
Furman Selz LLC
Gruntal & Co., LLC
Jefferies & Company
C.L. King & Associates, Inc.
Legg Mason Wood Walker, Inc.
McDonald & Company Securities, Inc.
Mortgan Keegan & Company, Inc.
Parker/Hunter Inc.
Rauscher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, LLC
Sanders Morris Mundy Inc.
Tucker Anthony Incorporated
Van Kasper & Company
H.G. Wellington & Co., Inc.
Wheat First Butcher Singer






Underwriting for #17

Morgan Stanley & Co., Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
Howard, Weil, Labouisse, Friedrichs Inc.
Morgan Keegan & Company, Inc.
Simmons & Company

Underwriting for #18

Donaldson, Lufkin & Jenrette Securities Corporation
Morgan, Stanley & Co. Incorporated
Smith Barney Inc.
Piper Jaffray Inc.
BancAmerica Robertson Stephens
Bear, Stearns & Co., Inc.
BT Alex, Brown Incorporated
Cowen & Company
A.G. Edwards & Sons, Inc.
Hambrecht & Quist LLC
Lehman Brothers Inc.
Merrill Lynch, Inc.
Advest, Inc.
D.A. Davidson & Co.
Fahnestock & Co., Inc.
Interstate/Johnson Lane Corporation
McDonald & Company Securities, Inc.
Needham & Company, Inc.
Parker/Hunter Incorporated
Principal Financial Securities, Inc.
Raymond James & Associates, Inc.
Redwine & Company Inc.
The Robinson-Humphrey Company, Inc.
Roney & Co., LLC
Scott & Stringfellow, Inc.

Underwriting for #18 (con't)

Loewenbaum & Company Incorporated
Southeast Research Partners, Inc.
Tucker Anthony Incorporated

Underwriting for #19

Credit Suisse First Boston Corporation
BT Alex, Brown Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
Howard, Weil, Labouisse, Friedrichs Incorporated
Johnson Rice & Company LLC
Gaines, Berland Inc.
Invemed Associates, Inc.
Jefferies & Company, Inc.
Lehman Brothers Inc.
Merit Capital Associates, Inc.
Merrill Lynch, Inc.
Morgan Keegan & Company, Inc.
Prime Charter Ltd.
Prudential Securities Inc.
Rauscher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
Salomon Brothers Inc.
Sanders Morris Mundy
Schroder & Co., Inc.
Charles Schwab & Co., Inc.
Simmons & Company International

Underwriting for #20

Lehman Brothers Inc.
Howard, Weil, Labouisse, Friedrichs Incorporated
Prudential Securities Incorporated
Credit Lyonnais Securities (USA) Inc.
Bear, Stearns & Co., Inc.
CIBC Oppenheimer Corp.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation

Underwriting for #20 (con't)

Goldman, Sachs & Co.
Merrill Lynch, Inc.
Morgan Stanley & Co., Inc.
Salomon Brothers Inc.
SBC Warburg Dillon Read Inc.
Schroder & Co.
Jefferies & Company, Inc.
Legg mason Wood Walker Inc.
LoewenBaum & Company, Inc.
Petrie Parkman & Co., Inc.
Rascher Pierce Refsnes, Inc.
Raymond James & Associates, Inc.
Sanders Morris Mundy Inc.
Sands Brothers & Co., Ltd.
Simmons & Company International
Stephens Inc.